EXHIBIT 10.46

AMENDMENT NUMBER ONE

TO THE

AMSOUTH BANCORPORATION SUPPLEMENTAL RETIREMENT PLAN

AmSouth Bancorporation (the “Company”) hereby amends the AmSouth Bancorporation Supplemental Retirement Plan (“Plan”) as follows:

1. Effective November 1, 2006, by adding to the end of Section 2.01 the following:

Notwithstanding the foregoing, effective November 1, 2006, this Supplemental Plan shall be frozen so that no employees or rehired former employees shall become Participants on and after such date. Effective November 4, 2006, Participants in this Supplemental Plan who transfer employment to Morgan Keegan in connection with the merger of AmSouth Bancorporation into Regions Financial Corporation shall continue to accrue benefits under this Supplemental Plan on and after the date of transfer to Morgan Keegan, and service with Morgan Keegan shall count for vesting purposes under this Supplemental Plan.

2. Effective November 4, 2006, by adding as the final paragraph of Section 3.01 the following:

Calculation of Benefits of Participants Transferred to Morgan Keegan

Participants in this Supplemental Plan who transfer employment to Morgan Keegan in connection with the merger of AmSouth Bancorporation into Regions Financial Corporation shall have their compensation and Average Monthly Earnings as of the date of the transfer frozen for purposes of calculating benefits under this Supplemental Plan.

3. Effective November 1, 2006, add the following to the end of Section 3.02:

Notwithstanding the foregoing, effective November 1, 2006, determination of benefits under this Supplemental Plan under optional forms of payment will be based on the revised actuarial factors adopted for the Retirement Plan effective October 1, 2004.

4. All of the other terms, provisions and conditions of the Plan not herein amended shall remain in full force and effect.

IN WITNESS WHEREOF, AmSouth Bancorporation has caused this Amendment Number One to be executed by its duly authorized officer this 3rd day of November, 2006, effective as herein stated.

AMSOUTH BANCORPORATION

ATTEST:		By:	/s/ C. Dowd Ritter
		Its:	Chairman, President and Chief Executive Officer

By:	/s/ Carl L. Gorday
Its:	Assistant Secretary